                                                                    EXHIBIT 99.2

WILLIAMS RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO RECURRING EARNINGS
(UNAUDITED)

                                                                          Three months ended             Nine months ended
                                                                             September 30,                  September 30,
                                                                      ----------------------------   ----------------------------
(Dollars in millions, except for per-share amounts)                       2002            2001          2002             2001
                                                                      ------------    ------------   ------------    ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                              $     (408.7)   $      193.9   $     (634.0)   $      872.8
PREFERRED STOCK DIVIDENDS                                                      6.8              --           83.3              --
                                                                      ------------    ------------   ------------    ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE
    TO COMMON STOCKHOLDERS                                            $     (415.5)   $      193.9   $     (717.3)   $      872.8
                                                                      ============    ============   ============    ============

INCOME (LOSS) FROM CONTINUING OPERATIONS -
    DILUTED EARNINGS PER SHARE                                        $      (0.80)   $       0.39   $      (1.39)   $       1.77
                                                                      ============    ============   ============    ============

NONRECURRING ITEMS:
Energy Marketing & Trading
  Write-down of investments of eSpeed stock and Houston Street                  --            23.3             --            23.3
  Loss accruals for commitments related to assets to have been
     used in power projects                                                   11.5              --           93.3              --
  Impairment of goodwill**                                                      --              --           57.5              --
  Reversal of Energy Capital Mezzanine Financing accrual                        --              --           (7.0)             --
  Write off of costs associated with termination of
     certain projects                                                         (1.0)             --            7.9              --
  Early retirement expenses                                                     --              --            4.2              --
  Hazelton plant expansion write-off                                           3.3              --            3.3              --
  Strategic realignment-related charges                                        5.2              --            8.2              --
                                                                      ------------    ------------   ------------    ------------
 Total EM&T nonrecurring items                                                19.0            23.3          167.4            23.3

Gas Pipeline
  Construction completion fee - received                                        --              --          (27.4)             --
  Write-offs of terminated gas pipeline projects                                --              --           12.3              --
  Early retirement expenses                                                     --              --           10.7              --
  Gain on sale of Northern Border LP interest                                   --              --             --           (27.5)
  Cross Bay write-off                                                          1.6              --            1.6              --
  Gain on sale of Northern Border Limited Partnership units                   (8.7)             --           (8.7)             --
  Net impairment on investment Alliance US sale                               11.6              --           11.6              --
  Loss on sale Cove Point                                                      3.7              --            3.7              --
  Strategic realignment-related charges                                        7.3              --            7.3              --
                                                                      ------------    ------------   ------------    ------------
 Total Gas Pipeline nonrecurring items                                        15.5              --           11.1           (27.5)

Exploration & Production
  Early retirement expenses                                                     --              --            0.4              --
  (Gain) loss on sale of E&P properties                                        3.8              --           (0.1)             --
  Gain on sale of Anadarko                                                   (21.6)             --          (21.6)             --
  Gain on sale of Jonah                                                     (122.3)             --         (122.3)             --
  Strategic realignment-related charges                                        0.1              --            0.1              --
                                                                      ------------    ------------   ------------    ------------
 Total Exploration & Production nonrecurring items                          (140.0)             --         (143.5)             --

International
  Early retirement expenses                                                     --              --            0.9              --
  Gain on sale of Mazeikiu Nafta                                             (58.5)             --          (58.5)             --
  Strategic realignment-related charges                                        1.9              --            1.9              --
                                                                      ------------    ------------   ------------    ------------
 Total International nonrecurring items                                      (56.6)             --          (55.7)             --

Midstream Gas & Liquids
  Early retirement expenses                                                     --              --            0.8              --
  Impairment of south Texas assets as held for sale                             --             4.2             --            15.1
  Gulf Liquids prior period adjustment                                         9.3              --             --              --
  Impairment of Kansas-Hugoton facilities as assets
     held for sale                                                             1.1              --            5.9              --
  Impairment of WS-1 building                                                  2.4              --            2.4              --
  Strategic realignment-related charges                                        1.5              --            1.5              --
                                                                      ------------    ------------   ------------    ------------
 Total Midstream Gas & Liquids nonrecurring items                             14.3             4.2           10.6            15.1

Petroleum Services
  Early retirement expenses                                                     --              --            1.2              --
  Gain on sale of convenience stores                                            --              --             --           (72.1)
  Accrued liability for royalty oil claim - 1995-99                             --              --             --             7.5
  Impairment of Touchstar business to fair value                                --              --             --            11.2
  Impairment and loss accruals for certain Travel Centers                    112.1              --          139.1              --
  Impairment of Wiljet assets                                                  1.4              --            1.4              --
  Impairment of Wiljet investment                                              0.7              --            0.7              --
  Impairment of Bio-Energy assets and goodwill                               144.3              --          144.3              --
  Impairment of Memphis Refinery                                             176.2              --          176.2              --
  Strategic realignment-related charges                                        0.2              --            0.2              --
                                                                      ------------    ------------   ------------    ------------
 Total Petroleum Services nonrecurring items                                 434.9              --          463.1           (53.4)

 Convertible preferred stock dividends**                                        --              --           69.4              --
 Estimated loss on realization of amounts from Williams
     Communications Group, Inc.                                               22.9              --          269.9              --
 Transaction costs - Amortization of 1998 MAPCO
     merger-related costs                                                       --              --             --             1.5
 Gain on disposition of Prudential shares received from
     demutualization                                                            --              --          (11.0)             --
 Early retirement expenses                                                      --              --           11.3              --
 Write-down of investment in WCG stock**                                        --            70.9             --            70.9
 Settlement from former coal operations                                         --             9.7             --             9.7
 Costs associated with business & liquidity issue resolution                  21.7              --           21.7              --
 Strategic realignment-related charges                                         6.4              --            6.4              --
 Corporate asset impairments                                                   4.0              --            4.0              --
 Other                                                                          --             5.0             --             5.0
                                                                      ------------    ------------   ------------    ------------
TOTAL NONRECURRING ITEMS                                                     342.1           113.1          824.7            44.6
Tax effect for above items                                                   130.9             7.6          262.5            19.8
                                                                      ------------    ------------   ------------    ------------

RECURRING EARNINGS (LOSS)                                             $     (204.3)   $      299.4   $     (155.1)   $      897.6
                                                                      ============    ============   ============    ============

RECURRING DILUTED EARNINGS (LOSS) PER COMMON SHARE                    $     (0.40)    $       0.59   $      (0.30)   $       1.82
                                                                      ============    ============   ============    ============

WEIGHTED-AVERAGE SHARES - DILUTED (THOUSANDS)                              516,901         506,165        516,688         493,812
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**NO TAX BENEFIT